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                                                                   EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated January 29, 1999 included in the Current Report (Form 8-K/A) of Park Place Entertainment Corporation, with respect to the financial statements of Metropolitan Entertainment Group, operating as Sheraton Casinos Nova Scotia.



                                       /s/ Ernst & Young LLP
                                       ---------------------
                                       Chartered Accountants
Halifax Canada
February 9, 2000